Exhibit 99.2
W. P. CAREY & CO. LLC
The pro forma consolidated financial statements of W. P. Carey & Co. LLC (the “Company”), which are unaudited, have been prepared based on the historical financial statements of the Company. The pro forma consolidated balance sheet of the Company as of September 30, 2006 has been prepared as if the acquisition of the interests in the properties and the related assumption of mortgage debt and non-recurring revenue earned in connection with the merger of Corporate Property Associates 12 Incorporated (“CPA®:12”) into Corporate Property Associates 14 Incorporated (“CPA®:14”) had occurred on September 30, 2006. The pro forma consolidated balance sheet also includes pro forma adjustments for cash received and disbursed as a result of revenues earned in connection with the merger transactions, CPA®:12’s special cash distribution and drawdown made under our line of credit. The pro forma consolidated statements of income for the year ended December 31, 2005 and nine months ended September 30, 2006, have been prepared as if the acquisition of the interests in the properties and the related assumption of mortgage debt had occurred on January 1, 2005. For pro forma purposes, the pro forma consolidated statements of income also give effect, net of taxes where appropriate, to reclassifications of prior period amounts to conform to current presentation and the impact of the merger on revenues, depreciation, amortization and equity investments in real estate and interest expense.
Pro forma adjustments are intended to reflect what the effect would have been had the Company held its ownership interest as of January 1, 2005 less amounts, which have been recorded in the historical consolidated statements of income. In management’s opinion, all adjustments necessary to reflect the effects of these acquisitions and non-recurring revenue earned in connection with the merger of CPA®:12 into CPA®:14 have been made. The pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company included in its Report on Form 10-K for the year ended December 31, 2005 and on Form 10-Q for the nine months ended September 30, 2006.
The pro forma information is unaudited and is not necessarily indicative of the financial condition or results of operations had the acquisition occurred on January 1, 2005, or on any particular date in the future, nor are they necessarily indicative of the financial position, cash flows or results of operations of future periods.

W. P. CAREY & CO. LLC
PRO FORMA CONSOLIDATED BALANCE SHEET (Unaudited)
September 30, 2006
(In thousands)

		CPA®:12	Pro Forma		WPC Pro Forma
	Historical (1)	Acquisition (2)	Adjustments		Consolidated
ASSETS
Real estate, net	$488,436	$50,150	$(2,548	)(3)(7)	$536,038
Net investment in direct financing leases	115,406				115,406
Equity investments in real estate	146,846	12,736	(10,147	)(4)	148,737
			(698	)(3)
Operating real estate, net	7,560				7,560
Assets held for sale	5,517				5,517
Cash and cash equivalents	17,999	(53,703)	66,185	(5)	32,947
			3,000	(6)
			(534	)(7)
Due from affiliates	83,111				83,111
Goodwill	63,607				63,607
Intangible assets, net	33,494	14,736			48,230
Other assets, net	34,637	(13,894)			20,743

Total assets	$996,613	$10,025	$55,258		$1,061,896

LIABILITIES AND MEMBERS’ EQUITY
Liabilities:
Limited recourse mortgage notes payable	$251,654	$10,025			$261,679
Credit facility	—		$3,000	(6)	3,000
Accrued interest	1,760				1,760
Distributions payable	17,340				17,340
Due to affiliates	1,120				1,120
Deferred revenue	33,771				33,771
Accounts payable and accrued expenses	24,987				24,987
Prepaid and deferred rental income and security deposits	4,898				4,898
Accrued income taxes	466		23,519	(8)	23,985
Deferred income taxes, net	39,322				39,322
Other liabilities	12,393		(281	)(5)	12,112

Total liabilities	387,711	10,025	26,238		423,974

Minority interest in consolidated entities	7,493				7,493

Commitments and contingencies
Members’ equity:
Common stock	742,195				742,195
Distributions in excess of accumulated earnings	(140,471)		29,020	(8)	(111,451)
Accumulated other comprehensive loss	(315)				(315)

Total members’ equity	601,409		29,020		630,429

Total liabilities and members’ equity	$996,613	$10,025	$55,258		$1,061,896

The accompanying notes are an integral part of these pro forma consolidated financial statements.

W. P. CAREY & CO. LLC
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
For the year ended December 31, 2005
(In thousands, except per share and share amounts)

				Acquisition of	Acquisition of	Adjustments to			W. P. Carey
	W. P. Carey		W. P. Carey as	Consolidated	Equity Investments	3-14 Financial	Pro Forma		Pro Forma
	Historical (A)	Reclassifications (B)	Adjusted	Properties (C)	in Real Estate (C)	Statements (C)	Adjustments		Consolidated
REVENUES:
Asset management revenue	$62,294	$(9,962)	$52,332				$(3,853	)(D)	$48,479
Structuring revenue	28,197		28,197						28,197
Reimbursed costs from affiliates	—	9,962	9,962						9,962
Rental income	52,386	(622)	51,764	$6,292	$22,026	$(22,026)	(126	)(E)	57,930
Interest income from direct financing leases	17,149	(1,698)	15,451						15,451
Other operating income	6,592	(3,012)	3,580	28	1,590	(1,590)			3,608
Revenues of other business operations	7,499		7,499						7,499

	174,117	(5,332)	168,785	6,320	23,616	(23,616)	(3,979)		171,126

OPERATING EXPENSES:
General and administrative	(55,184)	9,962	(45,222)				13	(F)	(45,209)
Reimbursable costs	—	(9,962)	(9,962)						(9,962)
Depreciation	(11,939)	119	(11,820)				(1,296	)(F)(G)	(13,116)
Amortization	(8,813)	(319)	(9,132)				(623	)(G)	(9,755)
Property expenses	(7,396)	466	(6,930)	(210)	(2,157)	2,157			(7,140)
Impairment charge	(15,154)	9,450	(5,704)						(5,704)
Operating expenses of other business operations	(6,327)		(6,327)						(6,327)

	(104,813)	9,716	(95,097)	(210)	(2,157)	2,157	(1,906)		(97,213)

OTHER INCOME AND EXPENSES:
Other interest income	3,511		3,511						3,511
Income from equity investments in real estate	5,182		5,182			1,682	(1,575	)(H)	5,289
Minority interest in income	(264)		(264)						(264)
Gain on sale of securities, foreign currency transactions and other gains, net	1,305		1,305						1,305
Interest expense	(16,787)		(16,787)				(972	)(I)	(17,759)

	(7,053)		(7,053)			1,682	(2,547)		(7,918)

Income from continuing operations before income taxes	62,251	4,384	66,635	6,110	21,459	(19,777)	(8,432)		65,995
Provision for income taxes	(19,390)		(19,390)				(3,463	)(J)	(22,853)

Income from continuing operations	$42,861	$4,384	$47,245	$6,110	$21,459	$(19,777)	$(11,895)		$43,142

PRO FORMA EARNINGS PER SHARE (K):
Basic	$1.14		$1.25						$1.14

Diluted	$1.10		$1.21						$1.11

PRO FORMA WEIGHTED AVERAGE SHARES OUTSTANDING (J):
Basic	37,688,835		37,688,835						37,688,835

Diluted	39,020,801		39,020,801						39,020,801

The accompanying notes are an integral part of these pro forma consolidated financial statements.

W. P. CAREY & CO. LLC
PRO FORMA CONSOLIDATED STATEMENT OF INCOME (Unaudited)
For the nine months ended September 30, 2006
(In thousands, except per share and share amounts)

				Acquisition of	Acquisition of	Adjustments to			W. P. Carey
	W. P. Carey		W. P. Carey as	Consolidated	Equity Investments	3-14 Financial	Pro Forma		Pro Forma
	Historical (A)	Reclassifications (B)	Adjusted	Properties (C)	in Real Estate (C)	Statements (C)	Adjustments		Consolidated
REVENUES:
Asset management revenue	$43,478		$43,478				$(2,479	)(D)	$40,999
Structuring revenue	15,788		15,788						15,788
Reimbursed costs from affiliates	36,654		36,654						36,654
Rental income	44,993		44,993	$4,760	$16,787	$(16,787)	(94	)(E)	49,659
Interest income from direct financing leases	10,182		10,182						10,182
Other operating income	1,937		1,937		1,446	(1,446)			1,937
Revenues of other business operations	5,109		5,109						5,109

	158,141		158,141	4,760	18,233	(18,233)	(2,573)		160,328

OPERATING EXPENSES:
General and administrative	(29,829)		(29,829)				(20	)(F)	(29,849)
Reimbursable costs	(36,654)		(36,654)						(36,654)
Depreciation	(10,984)		(10,984)				(972	)(F)(G)	(11,956)
Amortization	(6,730)	$(306)	(7,036)				(467	)(G)	(7,503)
Property expenses	(5,652)	306	(5,346)	(71)	(1,862)	1,862			(5,417)
Operating expenses of other business operations	(4,414)		(4,414)						(4,414)

	(94,263)	—	(94,263)	(71)	(1,862)	1,862	(1,459)		(95,793)

OTHER INCOME AND EXPENSES:
Other interest income	2,369		2,369						2,369
Income from equity investments in real estate	5,726		5,726			1,430	(1,506	)(H)	5,650
Minority interest in income	(568)		(568)						(568)
Gain on sale of securities, foreign currency transactions and other gains, net	5,723		5,723						5,723
Interest expense	(13,324)		(13,324)				(721	)(I)	(14,045)

	(74)		(74)			1,430	(2,227)		(871)

Income from continuing operations before income taxes	63,804		63,804	4,689	16,371	(14,941)	(6,259)		63,664
Provision for income taxes	(16,300)		(16,300)				(2,344	)(J)	(18,644)

Income from continuing operations	$47,504	$—	$47,504	$4,689	$16,371	$(14,941)	$(8,603)		$45,020

PRO FORMA EARNINGS PER SHARE (K):
Basic	$1.26		$1.26						$1.19

Diluted	$1.22		$1.22						$1.15

PRO FORMA WEIGHTED AVERAGE SHARES OUTSTANDING (J):
Basic	37,880,778		37,880,778						37,880,778

Diluted	39,215,134		39,215,134						39,215,134

The accompanying notes are an integral part of these pro forma consolidated financial statements.

W. P. CAREY & CO. LLC
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(in thousands, except share and per share amounts)
Pro Forma Consolidated Balance Sheet
1. Derived from the historical unaudited consolidated balance sheet of W. P. Carey & Co. LLC (the “Company”), included in the Company’s quarterly report on Form 10-Q.
2. Acquisition of interests in properties by the Company from Corporate Property Associates 12 Incorporated (“CPA®:12”) - On December 1, 2006, the Company acquired interests in 37 properties from CPA®:12, an affiliate, (the “CPA®:12 Acquisition”) for $126,006 (including the pro rata values of properties which, for financial reporting purposes, will be accounted for under the equity method of accounting), including the assumption of $58,717 in third party limited-recourse property-level debt. The purchase price of the properties was based on a third party valuation of the properties. The property interests acquired are listed in detail within Item 2.01 “Completion of Acquisition or Disposition of Assets” in the attached Form 8-K/A.
Immediately prior to the merger of CPA®:12 into Corporate Property Associates 14 Incorporated (“CPA®:14”), each CPA®:12 shareholder received a special cash distribution of $3.19 per share, out of the proceeds of the sales of properties to the Company and to third parties. In the merger, shareholders of CPA®:12 could elect to receive either $10.30 per share in cash or 0.8692 CPA®:14 shares for each share of CPA®:12. At the time of the merger, the Company owned 2,134,140 shares of CPA®:12 and received $6,808 as a result of the special cash distribution of $3.19 per share, and elected to receive $9,861 in cash and 1,022,800 shares of CPA®:14 stock in the merger. In connection with the merger, the Company received revenues of $25,379 in connection with the termination of the advisory agreements with CPA®:12 and subordinated disposition revenues of $24,418. Subordinated disposition revenues approximating $3,780 received from CPA®:12 related to properties identified for sale from CPA®:12 to the Company will not be recognized as income but will reduce the cost of the properties the Company acquired. In addition, the Company made a payment to CPA®:12 of $534 in respect of one of the properties which had been sold at a price below its previously appraised value, which has been included as part of the assets acquired. In addition, the Company has agreed that if it enters into a definitive agreement to sell any of the CPA®:12 Acquisition properties within six months of the merger at a price that is higher than the price paid to CPA®:12, the Company will pay to former CPA®:12 shareholders an amount equal to 85% of the excess (net of selling expenses and fees) on any such sale.
A subsidiary of the Company has agreed to indemnify CPA®:14 if CPA®:14 suffers certain losses arising out of a breach by CPA®:12 of its representations and warranties under the merger agreement and having a material adverse effect on CPA®:14 after the merger, up to the amount of fees received by such subsidiary of the Company in connection with the merger. The Company has evaluated the exposure related to this indemnification and has determined the exposure to be minimal. No pro forma effect has been made in connection with this indemnification. A subsidiary of the Company has also agreed to waive any acquisition revenues payable by CPA®:14 under its advisory agreement with the Company’s subsidiary in respect of the properties being acquired in the merger, and has also agreed to waive any disposition revenues that may subsequently be payable by CPA®:14 to the subsidiary upon a sale of such assets.
In connection with the acquisition of properties, purchase costs are allocated to the tangible and intangible assets and liabilities acquired based on their estimated fair values, which were determined by a third party valuation. The values of the tangible assets, consisting of land, buildings and tenant improvements, are determined as if vacant. Intangible assets including the above-market value of leases, the value of in-place leases and the value of tenant relationships are recorded at their relative fair values. There were no below-market lease intangibles arising from the Company’s acquisition of properties from CPA®:12.
Above-market in-place lease values for owned properties are recorded based on the present value (using an interest rate reflecting the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the leases negotiated and in-place at the time of acquisition of the properties and (ii) the estimated fair market lease rates for the property or equivalent property, measured over a period equal to the

W. P. CAREY & CO. LLC
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(in thousands, except share and per share amounts)
remaining non-cancelable term of the lease. The capitalized above-market lease value is amortized as a reduction of rental income over the remaining non-cancelable term of each lease.
The total amount of other intangibles are allocated to in-place lease values and tenant relationship intangible values based on an evaluation of the specific characteristics of each tenant’s lease and the Company’s overall relationship with each tenant. Characteristics that are considered in allocating these values include the nature and extent of the existing relationship with the tenant, prospects for developing new business with the tenant, the tenant’s credit quality and the expectation of lease renewals among other factors. Intangibles for above-market, in-place lease intangibles and tenant relationships are amortized over their estimated useful lives. In the event that a lease is terminated the unamortized portion of each intangible, including market rate adjustments, in-place lease values and tenant relationship values, is charged to expense.
Factors considered in the analysis include the estimated carrying costs of the property during a hypothetical expected lease-up period, current market conditions and costs to execute similar leases. The Company also considers information obtained about a property in connection with its pre-acquisition due diligence. Estimated carrying costs include real estate taxes, insurance, other property operating costs and estimates of lost rentals at market rates during the hypothetical expected lease-up periods, based on an assessment of specific market conditions. Estimated costs to execute leases including commissions and legal costs to the extent that such costs are not already incurred with a new lease that has been negotiated in connection with the purchase of the property are also considered.
The value of in-place leases are amortized to expense over the remaining initial term of each lease. The value of tenant relationship intangibles are amortized to expense over the initial and expected renewal terms of the leases but no amortization periods for intangibles will exceed the remaining depreciable life of the building.
The fair value of intangible assets identified in the transaction have been allocated as follows:

	Consolidated	Equity Investments
	Properties	in Real Estate
Intangible assets
In-place lease	$4,921	$10,475
Tenant relationship value	4,070	786
Above-market lease	5,745	4,539

	$14,736	$15,800

The CPA®:12 Acquisition is more fully described in the Registration Statement filed by CPA®:14 on Form S-4 on October 25, 2006, as amended, (File No. 333-136031).
3. Represents $3,780 of subordinated disposition revenue from CPA®:12 related to the interests in the properties acquired by the Company from CPA®:12 which is not recognized as income and instead reduces the cost basis of the properties. This reduction in basis has been ratably allocated between consolidated properties and equity investments in real estate.

W. P. CAREY & CO. LLC
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(in thousands, except share and per share amounts)
4. Reflects the exchange of the Company’s interest in CPA®:12 for cash and shares of CPA®:14 as follows:

	Cash	Share
	Election	Election	Total
Historical cost basis in CPA®:12 shares at September 30, 2006	$9,964	$12,303	$22,267
Special cash distribution	(3,054)	(3,754)	(6,808)

Adjusted basis in CPA®:12 shares at date of merger	6,910	8,549	15,459
Cash received on exchange of shares	9,861	—	9,861
Fair value of CPA®:14 shares received	—	12,120	12,120

Recognized gains on exchange	$2,951	$3,571	$6,522

Historical cost basis in CPA®:12 shares			$22,267
CPA®:14 shares retained			12,120

Net reduction in carrying value of CPA®:12 and CPA®:14 shares			$10,147

5. Reflects cash received by the Company from CPA®:12 as follows:

Subordinated disposition revenue (i)	$24,418
Subordinated incentive revenue (ii)	25,098
Cash received on exchange of CPA®:12 shares (see Note 4)	9,861
Special cash distribution (iii)	6,808

$66,185

(i)	Includes $2,349, paid by CPA®:12, related to sales of properties since inception but prior to the acquisition of properties by CPA®:14. In connection with the merger, subordinated disposition revenue was received equal to 3% of the sales price from the disposition of properties since the inception of CPA®:12.

(ii)	Subordinated incentive revenue equal to 15% of cumulative cash from sales and financing after CPA®:12 shareholders have received distributions totaling 7% of initial investor capital plus a 100% cumulative return were received upon consummation of the merger. The total subordinated incentive revenue earned by the Company of $25,379 was reduced by $281 on consummation of the merger as a result of prior cumulative structuring revenue from CPA®:12 exceeding a 4.5% threshold of cumulative acquisition costs as defined in the advisory agreements.

(iii)	Reflects a special cash distribution of $3.19 per share payable on 2,134,140 shares owned by the Company at December 1, 2006.
6. In addition to using existing cash resources, the Company used $3,000 from its existing line of credit of up to $175,000 to finance the CPA®:12 Acquisition. Amounts drawn on the credit facility, which expires in May 2007, bear interest at a rate of either (i) the one, two, three or six-month LIBOR, plus a spread which ranges from 0.6% to 1.45% depending on leverage or corporate credit rating or (ii) the greater of the bank’s Prime Rate and the Federal Funds Effective Rate, plus 0.50%, plus a spread of up to 0.125% depending on our leverage ratio. The interest rate used for pro forma purposes was 6.475%.
The Company has the right to loan funds under its credit facility to its affiliates. In connection with the proposed merger between CPA®:12 and CPA®:14, the Company agreed to loan CPA®:14 up to $50,000 to fund the transaction. Such loans bear interest at comparable rates to the Company’s rate under the credit facility. In connection with the consummation of the merger, the Company loaned $24,000 to CPA®:14 to facilitate the merger closing. The loan was repaid on December 5, 2006.
7. Reflects payment to CPA®:12 of $534 in respect of a property acquired which has been sold at a price below its previously appraised value.

W. P. CAREY & CO. LLC
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(in thousands, except share and per share amounts)
8. Reflects net impact of pro forma adjustments on the Company’s distributions in excess of accumulated earnings as follows:

Incentive revenue	$25,379
Subordinated disposition revenue	24,418
Subordinated disposition revenue related to properties acquired by the Company from CPA®:12	(3,780)
Gain on shares of CPA®:12 exchanged for cash	2,951
Gain on shares of CPA®:12 exchanged for shares of CPA®:14	3,571

52,539
Tax provision for subordinated incentive and disposition revenues	(23,519)

Impact on distributions in excess of accumulated earnings	$29,020

Pro Forma Consolidated Income Statement
A. Derived from the historical audited statements of income of the Company for the year ended December 31, 2005, included in the Company’s annual report on Form 10-K and from the historical unaudited statement of income for the nine months ended September 30, 2006, included in the Company’s quarterly report on Form 10-Q.
B. Certain prior period amounts have been reclassified to conform to current period financial statement presentation. The financial statements included in this Form 8-K/A have been adjusted to reflect reimbursed and reimbursable costs as separate components of revenue and operating expenses, expensing of deferred leasing commissions as amortization expense and the disposition (or planned disposition) of certain properties as discontinued operations for all periods presented.
C. Represents revenues, expenses and income from equity investments in real estate from interests acquired in the CPA®:12 Acquisition, required pursuant to Rule 3-14 of Regulation S-X, adjusted to reflect the presentation of equity investments in real estate in accordance with accounting principles generally accepted in the United States of America.
D. The advisory agreements of CPA®:12 and CPA®:14 each provided for the payment of combined asset management and performance revenues of 1% per annum of average invested assets as defined in the agreements with the Company and its subsidiary. Revenues reflect a decrease in asset management and performance fees as a result of the disposition, at a fair value, of $126,006 (including the Company’s pro rata share of interests in ventures accounted for under the equity method of accounting) of properties by CPA®:12 to the Company. This decrease has been partially offset by an increase in asset management and performance revenues resulting from an increase in the appraised value of the CPA®:12 properties acquired by CPA®:14.
The appraised value of CPA®:12’s assets acquired includes the value of investments in real estate adjusted for CPA®:12’s proportional interest in the underlying real estate assets accounted for under the equity method and for minority interests’ share of the value of consolidated real estate assets.
E. Reflects the net decrease in rental income due to the amortization of intangibles for leases acquired which have rents above or below market rates and for the re-straightlining of rents, net of any such amounts included in the historical results of operations. Above-market and below-market lease intangibles represent amounts allocated from the purchase price of properties acquired and are based on the difference between estimates for market rents at the time of acquisition and contractual rents on the leases assumed and which are discounted using an interest rate reflecting the Company’s assessment of the risk associated with each lease acquired.
In connection with acquiring properties subject to leases, $5,745 of the purchase price has been allocated to reflect the value attributable to assuming leases with rents in excess of market rates at acquisition. The intangible assets related to assuming such above-market leases are amortized as a reduction to rental income over the remaining initial term of the applicable leases which generally range from three to seven years.

W. P. CAREY & CO. LLC
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS — (Continued)
(in thousands, except share and per share amounts)
F. Represents adjustments to statements required pursuant to Rule 3-14 of Regulation S-X for additional expenses excluded from the Rule 3-14 historical financial statements.
G. In connection with the acquisition of properties, costs are allocated to tangible and intangible assets based on their estimated fair values. The value attributed to tangible assets, consisting of land and buildings and tenant improvements, if any, is determined as if the acquired property were vacant. Intangible assets consist of above-market lease intangibles (see Note E for description of amortization reflected as an adjustment to rental income) and in-place lease and tenant relationship values. In-place lease values are amortized over the remaining initial, noncancellable term of their respective leases and tenant relationship intangible values are amortized over the initial and expected renewal terms of the leases but no amortization period for intangibles will exceed the remaining depreciable life of the building.
H. Adjustments to equity income reflect proportional shares of adjustments to asset management revenue, rental income, deprecation, amortization, other interest income and interest expense related to fair value adjustments to tangible and intangible assets and mortgage notes payable and purchase adjustments on interests in the underlying equity investees.
I. Pro forma net income reflects an increase in interest expense resulting from consolidated debt assumed and the drawdown of $3,000 on the Company’s existing line of credit to finance the CPA®:12 Acquisition as follows:

	Nine months
	ended	Year ended
	September 30,	December 31,
	2006	2005
Interest on consolidated debt assumed (at fair value)	$575	$778
Interest on credit line	146	194

Total	$721	$972

J. Reflects tax impact of pro forma adjustments impacting the Company’s taxable subsidiaries at the effective tax rate for the respective periods presented.
K. Earnings per share is presented for basic and diluted pro forma earnings per share. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into common stock, where such exercise or conversion would result in a lower earnings per share amount.